UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number811-04367

Columbia Funds Series Trust I

(Exact name of registrant as specified in charter)

225 Franklin Street

Boston, Massachusetts 02110

(Address of principal executive offices) (Zip code)

Christopher O. Petersen, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, Massachusetts 02110

Ryan C. Larrenaga, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

(Name and address of agent for service)

Registrant's telephone number, including area code:   (800) 345-6611

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100  F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report
December 31, 2020
Columbia Real Estate Equity Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Real Estate Equity Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Real Estate Equity Fund  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund seeks capital appreciation and above-average income by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in the stocks of companies principally engaged in the real estate industry, including real estate investment trusts (REITs).
Portfolio management
Arthur Hurley, CFA
Portfolio Manager
Managed Fund since 2006
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2021 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended December 31, 2020)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/01/02	-3.70	4.70	7.72
	Including sales charges		-9.24	3.48	7.08
Advisor Class*		11/08/12	-3.56	4.96	7.98
Class C	Excluding sales charges	10/13/03	-4.44	3.91	6.91
	Including sales charges		-5.33	3.91	6.91
Institutional Class		04/01/94	-3.49	4.96	7.99
Institutional 2 Class*		03/07/11	-3.30	5.11	8.13
Institutional 3 Class*		03/01/17	-3.27	5.12	8.07
Class R		09/27/10	-3.90	4.44	7.46
FTSE Nareit Equity REITs Index			-8.00	4.77	8.31
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.
Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The FTSE Nareit Equity REITs Index reflects performance of all publicly traded equity real estate investment trusts (REITs), other than those designated as timber REITs.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Real Estate Equity Fund | Annual Report 2020	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2010 — December 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Real Estate Equity Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at December 31, 2020)
Common Stocks	99.9
Money Market Funds	0.1
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sub-industry breakdown (%) (at December 31, 2020)
Real Estate
Diversified REITs	4.0
Health Care REITs	11.8
Hotel & Resort REITs	3.0
Industrial REITs	14.7
Office REITs	10.2
Residential REITs	23.2
Retail REITs	5.7
Specialized REITs	26.0
Total	98.6
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Real Estate Equity Fund | Annual Report 2020

Manager Discussion of Fund Performance
For the 12-month period that ended December 31, 2020, the Fund’s Class A shares returned -3.70% excluding sales charges. Although the Fund posted negative absolute returns, it significantly outperformed its benchmark, the FTSE Nareit Equity REITs Index, which returned -8.00% for the same period.
Market overview
The U.S. real estate market, as measured by the Fund’s benchmark, posted negative absolute returns that significantly lagged the broad U.S. equity market, as measured by the 18.40% return of the S&P 500 Index, during the annual period.
The U.S. real estate market experienced extreme volatility during calendar year 2020, as it was impacted on the downside by the economic ramifications of the COVID-19 pandemic, uncertainty around the then-upcoming U.S. elections and prospects of higher interest rates. On the positive side, benefiting real estate investments trusts (REITs) was the massive monetary and fiscal stimulus that created liquidity in the economy and capital markets and the positive news regarding COVID-19 vaccines.
As the magnitude of the COVID-19 pandemic became apparent early in 2020, investors became concerned about large segments of the commercial real estate tenant base being able to pay rent amid the uncertainty around the depth and duration of the economic downturn that ensued. The property types with the worst performance during these months were those most affected by pandemic-driven shutdowns and those where there were already existing structural issues. For example, hotels, retail shopping centers, regional malls, apartments and senior housing significantly underperformed. The office sub-sector was also weak, as investors increasingly focused on the potential for long-term implications of a “new normal,” questioning, for instance, what office utilization might look like in a post-pandemic economy. Conversely, self-storage, data centers, industrial properties and single-family homes for rent benefited from increased demand amid developing pandemic-driven secular trends.
Fundamentals within many property types of the real estate securities market remained generally solid at the end of December 2020. Balance sheets overall remained strong, with most REITs having well-laddered maturities over the next few years and debt-to-gross asset value ratios averaging about 30%. (Gross asset value is the current value of all assets within a property portfolio.) A number of REITs cut their dividends during 2020, but their average yield of 3.75% and a payout ratio of approximately 75% of cash available for distribution was still rather attractive, in our view. Further, REITs have demonstrated access to capital, and rent collections were better than many anticipated in many property types, and many REITs were proactive in working with tenants to negotiate lease terms with businesses most impacted. On the other hand, transaction activity within the commercial real estate market remained at very low levels during calendar year 2020, so assessing portfolio values remained challenging. Those transactions that were completed demonstrated some slightly lower valuations.
The Fund’s notable contributors during the period
•	Effective stock selection in the office, specialty and free-standing sub-sectors boosted the Fund’s relative results most.
•	Having underweighted allocations to the shopping centers, diversified and specialty sub-sectors, which each underperformed the benchmark during the annual period, and having overweighted allocations to the single-family homes and data centers sub-sectors, which each significantly outperformed the benchmark during the annual period, also contributed positively.
•	Among individual holdings held, Gaming and Leisure Properties, Alexandria Real Estate Equities and Duke Realty were standout performers.
○	Gaming and Leisure Properties owns and leases casinos and other entertainment facilities. In our view, its share price rose on anticipation of regional gaming sites rebounding sooner than Las Vegas, for example, once COVID-19-driven restrictions are lifted and vaccines are more widely inoculated. Also, Gaming and Leisure Properties enjoys a strong relationship with its largest tenant, Penn National Gaming, enabling both landlord and tenant to flexibly work out financial agreements to mutual benefit moving forward.
○	Alexandria Real Estate Equities acquires and develops office and laboratory space properties. Its shares rose as the laboratory segment of the office sub-sector benefited during the pandemic from increased demand for high quality space in key markets.
Columbia Real Estate Equity Fund | Annual Report 2020	5

Manager Discussion of Fund Performance  (continued)
○	Duke Realty, in our view, owns a high quality portfolio of industrial-warehouse properties in key logistics markets in the U.S. Duke Realty benefited from several secular tailwinds during the annual period, including the need of online retailers for more warehouse space for increased inventory and larger logistical operations with the rapid acceleration of online shopping brought on by the COVID-19 pandemic.
The Fund’s notable detractors during the period
•	Both stock selection and allocation positioning in the health care and regional malls sub-sectors hurt the Fund’s relative results most during the annual period.
•	There were no other sub-sectors that detracted from the Fund’s relative results overall during the annual period.
•	Among individual holdings held, the largest relative detractors were Ventas, Simon Property Group and Boston Properties, in each case largely due to the timing of trades within these stocks.
○	Ventas is a REIT that owns senior housing communities, skilled nursing facilities, hospitals and medical office buildings in the U.S. and Canada. The Fund held a position in Ventas during the first quarter, when it was hit hard by the pandemic-driven sell-off, and we then sold it, as we were not constructive on its exposure to senior housing or the fact that it had been underperforming its peers within the industry. However, Ventas’ stock rebounded in the fourth quarter given the anticipation of the early and widespread COVID-19 vaccination in senior housing facilities.
○	Simon Property Group is primarily a regional mall and outlet center REIT. We similarly held a Fund position in its stock at the start of the annual period but then exited its shares given our concerns about the prospects of brick and mortar retail given the secular trend toward e-commerce even before the pandemic hit. The Fund did not own the stock when it rebounded in the fourth quarter. Investors anticipated this largest mall owner in the U.S. would be a beneficiary of the reopening of the economy once the COVID-19 vaccine had been widely inoculated, and so it proved to be a significant detractor.
○	Boston Properties is a REIT that owns, manages and develops office properties, with a significant presence in Boston, Washington, D.C., New York City and San Francisco. The Fund had owned Boston Properties through most of the annual period, and we then sold it in December 2020. Its shares rallied late in the year, resulting in the sale being a detractor.
Fund positioning
While shifting market conditions and secular trends affected our allocation positioning decisions, all weighting shifts were made based primarily on company-specific, bottom-up stock selection criteria. At the end of the annual period, the Fund was most overweight relative to the benchmark in the single-family homes, manufactured homes, shopping centers and niche-office sub-sectors and was most underweight relative to the benchmark in the apartments and data centers sub-sectors. The Fund was rather neutrally weighted to the benchmark in the industrial, self-storage, health care, specialty, free-standing and lodging/resorts sub-sectors at the end of the annual period and also had exposure to infrastructure REITs, which are not a component of the benchmark. The Fund had no exposure at all to the diversified and regional malls sub-sectors at the end of the annual period.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Like real estate, real estate investment trusts (REITs) are subject to illiquidity, valuation and financing complexities, taxes, default, bankruptcy and other economic, political or regulatory occurrences. As a non-diversified fund, fewer investments could have a greater effect on performance. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Real Estate Equity Fund | Annual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
July 1, 2020 — December 31, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,107.30	1,018.80	6.67	6.39	1.26
Advisor Class	1,000.00	1,000.00	1,108.50	1,020.06	5.35	5.13	1.01
Class C	1,000.00	1,000.00	1,103.00	1,015.03	10.63	10.18	2.01
Institutional Class	1,000.00	1,000.00	1,108.40	1,020.06	5.35	5.13	1.01
Institutional 2 Class	1,000.00	1,000.00	1,109.60	1,020.66	4.72	4.52	0.89
Institutional 3 Class	1,000.00	1,000.00	1,109.40	1,020.96	4.40	4.22	0.83
Class R	1,000.00	1,000.00	1,106.00	1,017.55	7.99	7.66	1.51
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Real Estate Equity Fund | Annual Report 2020	7

Portfolio of Investments
December 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 99.6%
Issuer	Shares	Value ($)
Consumer Discretionary 1.4%
Hotels, Resorts & Cruise Lines 1.4%
Marriott International, Inc., Class A	27,988	3,692,177
Total Hotels, Resorts & Cruise Lines		3,692,177
Total Consumer Discretionary		3,692,177
Real Estate 98.2%
Diversified REITs 4.0%
STORE Capital Corp.	317,549	10,790,315
Total Diversified REITs		10,790,315
Health Care REITs 11.7%
Healthpeak Properties, Inc.	247,463	7,480,806
Medical Properties Trust, Inc.	469,549	10,231,473
Welltower, Inc.	216,129	13,966,256
Total Health Care REITs		31,678,535
Hotel & Resort REITs 3.0%
Host Hotels & Resorts, Inc.	549,478	8,038,863
Total Hotel & Resort REITs		8,038,863
Industrial REITs 14.7%
Americold Realty Trust	174,143	6,500,758
Duke Realty Corp.	301,811	12,063,386
First Industrial Realty Trust, Inc.	251,015	10,575,262
Prologis, Inc.	104,905	10,454,832
Total Industrial REITs		39,594,238
Office REITs 10.1%
Alexandria Real Estate Equities, Inc.	89,878	16,018,057
Corporate Office Properties Trust	147,464	3,845,861
Highwoods Properties, Inc.	189,710	7,518,208
Total Office REITs		27,382,126
Residential REITs 23.1%
American Homes 4 Rent, Class A	313,096	9,392,880
AvalonBay Communities, Inc.	68,787	11,035,498
Camden Property Trust	52,202	5,216,024
Centerspace	82,140	5,802,370
Common Stocks (continued)
Issuer	Shares	Value ($)
Equity LifeStyle Properties, Inc.	212,691	13,476,102
Invitation Homes, Inc.	388,665	11,543,350
Sun Communities, Inc.	39,162	5,950,666
Total Residential REITs		62,416,890
Retail REITs 5.7%
Federal Realty Investment Trust	116,545	9,920,311
SITE Centers Corp.	222,649	2,253,208
Tanger Factory Outlet Centers, Inc.	321,542	3,202,558
Total Retail REITs		15,376,077
Specialized REITs 25.9%
American Tower Corp.	29,451	6,610,571
Coresite Realty Corp.	51,317	6,428,994
CyrusOne, Inc.	28,192	2,062,245
Equinix, Inc.	26,416	18,865,779
Extra Space Storage, Inc.	64,930	7,522,790
Four Corners Property Trust, Inc.	119,491	3,557,247
Gaming and Leisure Properties, Inc.	277,643	11,772,063
Life Storage, Inc.	64,746	7,730,025
National Storage Affiliates Trust	104,802	3,776,016
Outfront Media, Inc.	83,074	1,624,927
Total Specialized REITs		69,950,657
Total Real Estate		265,227,701
Total Common Stocks (Cost: $188,577,599)		268,919,878

Money Market Funds 0.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.107%(a),(b)	330,382	330,349
Total Money Market Funds (Cost: $330,348)		330,349
Total Investments in Securities (Cost $188,907,947)		269,250,227
Other Assets & Liabilities, Net		935,502
Net Assets		$270,185,729
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Real Estate Equity Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Notes to Portfolio of Investments
(a)	The rate shown is the seven-day current annualized yield at December 31, 2020.
(b)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.107%
	1,333,010	32,956,819	(33,959,481)	1	330,349	886	6,813	330,382
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Consumer Discretionary	3,692,177	—	—	3,692,177
Real Estate	265,227,701	—	—	265,227,701
Total Common Stocks	268,919,878	—	—	268,919,878
Money Market Funds	330,349	—	—	330,349
Total Investments in Securities	269,250,227	—	—	269,250,227
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Real Estate Equity Fund | Annual Report 2020	9

Statement of Assets and Liabilities
December 31, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $188,577,599)	$268,919,878
Affiliated issuers (cost $330,348)	330,349
Cash	1,496
Receivable for:
Capital shares sold	40,856
Dividends	1,095,983
Prepaid expenses	936
Trustees’ deferred compensation plan	128,102
Total assets	270,517,600
Liabilities
Payable for:
Capital shares purchased	121,247
Management services fees	5,482
Distribution and/or service fees	483
Transfer agent fees	44,426
Compensation of board members	751
Compensation of chief compliance officer	22
Other expenses	31,358
Trustees’ deferred compensation plan	128,102
Total liabilities	331,871
Net assets applicable to outstanding capital stock	$270,185,729
Represented by
Paid in capital	184,321,422
Total distributable earnings (loss)	85,864,307
Total - representing net assets applicable to outstanding capital stock	$270,185,729
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Real Estate Equity Fund | Annual Report 2020

Statement of Assets and Liabilities  (continued)
December 31, 2020
Class A
Net assets	$55,650,600
Shares outstanding	4,525,125
Net asset value per share	$12.30
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$13.05
Advisor Class
Net assets	$2,147,715
Shares outstanding	169,990
Net asset value per share	$12.63
Class C
Net assets	$2,806,535
Shares outstanding	228,092
Net asset value per share	$12.30
Institutional Class
Net assets	$157,928,518
Shares outstanding	12,808,320
Net asset value per share	$12.33
Institutional 2 Class
Net assets	$920,327
Shares outstanding	74,969
Net asset value per share	$12.28
Institutional 3 Class
Net assets	$48,450,517
Shares outstanding	3,895,150
Net asset value per share	$12.44
Class R
Net assets	$2,281,517
Shares outstanding	185,700
Net asset value per share	$12.29
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Real Estate Equity Fund | Annual Report 2020	11

Statement of Operations
Year Ended December 31, 2020
Net investment income
Income:
Dividends — unaffiliated issuers	$6,244,022
Dividends — affiliated issuers	6,813
Total income	6,250,835
Expenses:
Management services fees	1,981,442
Distribution and/or service fees
Class A	151,646
Class C	35,198
Class R	13,007
Transfer agent fees
Class A	115,127
Advisor Class	2,354
Class C	6,702
Institutional Class	285,557
Institutional 2 Class	717
Institutional 3 Class	3,397
Class R	4,935
Compensation of board members	17,593
Custodian fees	4,648
Printing and postage fees	62,591
Registration fees	105,025
Audit fees	29,500
Legal fees	6,860
Compensation of chief compliance officer	89
Other	25,826
Total expenses	2,852,214
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(45,514)
Expense reduction	(940)
Total net expenses	2,805,760
Net investment income	3,445,075
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	17,654,516
Investments — affiliated issuers	886
Net realized gain	17,655,402
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(30,346,055)
Investments — affiliated issuers	1
Net change in unrealized appreciation (depreciation)	(30,346,054)
Net realized and unrealized loss	(12,690,652)
Net decrease in net assets resulting from operations	$(9,245,577)
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Real Estate Equity Fund | Annual Report 2020

Statement of Changes in Net Assets
	Year Ended December 31, 2020	Year Ended December 31, 2019
Operations
Net investment income	$3,445,075	$4,949,550
Net realized gain	17,655,402	30,124,302
Net change in unrealized appreciation (depreciation)	(30,346,054)	38,944,907
Net increase (decrease) in net assets resulting from operations	(9,245,577)	74,018,759
Distributions to shareholders
Net investment income and net realized gains
Class A	(4,179,294)	(8,129,187)
Advisor Class	(119,916)	(187,406)
Class C	(202,700)	(482,671)
Institutional Class	(11,353,115)	(17,931,617)
Institutional 2 Class	(73,311)	(293,106)
Institutional 3 Class	(3,519,461)	(5,528,108)
Class R	(158,818)	(402,705)
Total distributions to shareholders	(19,606,615)	(32,954,800)
Increase (decrease) in net assets from capital stock activity	6,258,810	(25,950,026)
Total increase (decrease) in net assets	(22,593,382)	15,113,933
Net assets at beginning of year	292,779,111	277,665,178
Net assets at end of year	$270,185,729	$292,779,111
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Real Estate Equity Fund | Annual Report 2020	13

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	December 31, 2020		December 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	334,381	4,038,932	615,762	8,670,969
Distributions reinvested	338,747	3,953,943	570,669	7,733,398
Redemptions	(1,486,945)	(18,034,386)	(1,146,191)	(16,157,901)
Net increase (decrease)	(813,817)	(10,041,511)	40,240	246,466
Advisor Class
Subscriptions	148,920	1,896,963	104,750	1,594,152
Distributions reinvested	8,358	99,835	11,579	159,414
Redemptions	(129,243)	(1,466,374)	(13,252)	(189,867)
Net increase	28,035	530,424	103,077	1,563,699
Class C
Subscriptions	23,164	305,931	35,807	507,831
Distributions reinvested	16,319	192,136	31,472	425,531
Redemptions	(147,213)	(1,783,276)	(128,931)	(1,816,688)
Net decrease	(107,730)	(1,285,209)	(61,652)	(883,326)
Institutional Class
Subscriptions	2,639,374	30,883,044	1,321,862	18,900,700
Distributions reinvested	792,035	9,346,948	1,200,836	16,279,827
Redemptions	(2,406,018)	(29,401,515)	(1,990,015)	(28,026,589)
Net increase	1,025,391	10,828,477	532,683	7,153,938
Institutional 2 Class
Subscriptions	19,752	232,831	105,333	1,450,777
Distributions reinvested	6,289	73,126	21,092	292,776
Redemptions	(50,684)	(658,016)	(665,526)	(9,727,366)
Net decrease	(24,643)	(352,059)	(539,101)	(7,983,813)
Institutional 3 Class
Subscriptions	851,110	9,681,967	148,096	2,141,764
Distributions reinvested	216,584	2,570,557	237,981	3,270,907
Redemptions	(391,982)	(4,692,892)	(2,060,535)	(29,414,116)
Net increase (decrease)	675,712	7,559,632	(1,674,458)	(24,001,445)
Class R
Subscriptions	39,013	473,237	48,111	675,734
Distributions reinvested	11,088	129,866	17,454	236,175
Redemptions	(135,284)	(1,584,047)	(212,693)	(2,957,454)
Net decrease	(85,183)	(980,944)	(147,128)	(2,045,545)
Total net increase (decrease)	697,765	6,258,810	(1,746,339)	(25,950,026)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Real Estate Equity Fund | Annual Report 2020

[THIS PAGE INTENTIONALLY LEFT BLANK]
Columbia Real Estate Equity Fund | Annual Report 2020	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 12/31/2020	$13.77	0.13	(0.71)	(0.58)	(0.16)	(0.73)	(0.89)
Year Ended 12/31/2019	$12.07	0.21	3.11	3.32	(0.21)	(1.41)	(1.62)
Year Ended 12/31/2018	$14.02	0.18	(1.17)	(0.99)	(0.19)	(0.77)	(0.96)
Year Ended 12/31/2017	$15.37	0.22	0.56	0.78	(0.22)	(1.91)	(2.13)
Year Ended 12/31/2016	$15.30	0.22	0.54	0.76	(0.23)	(0.46)	(0.69)
Advisor Class
Year Ended 12/31/2020	$14.13	0.17	(0.75)	(0.58)	(0.19)	(0.73)	(0.92)
Year Ended 12/31/2019	$12.34	0.26	3.19	3.45	(0.25)	(1.41)	(1.66)
Year Ended 12/31/2018	$14.32	0.23	(1.21)	(0.98)	(0.23)	(0.77)	(1.00)
Year Ended 12/31/2017	$15.65	0.29	0.55	0.84	(0.26)	(1.91)	(2.17)
Year Ended 12/31/2016	$15.56	0.30	0.52	0.82	(0.27)	(0.46)	(0.73)
Class C
Year Ended 12/31/2020	$13.76	0.04	(0.70)	(0.66)	(0.07)	(0.73)	(0.80)
Year Ended 12/31/2019	$12.06	0.10	3.12	3.22	(0.11)	(1.41)	(1.52)
Year Ended 12/31/2018	$14.02	0.06	(1.16)	(1.10)	(0.09)	(0.77)	(0.86)
Year Ended 12/31/2017	$15.37	0.11	0.56	0.67	(0.11)	(1.91)	(2.02)
Year Ended 12/31/2016	$15.30	0.11	0.53	0.64	(0.11)	(0.46)	(0.57)
Institutional Class
Year Ended 12/31/2020	$13.81	0.17	(0.73)	(0.56)	(0.19)	(0.73)	(0.92)
Year Ended 12/31/2019	$12.10	0.25	3.12	3.37	(0.25)	(1.41)	(1.66)
Year Ended 12/31/2018	$14.05	0.22	(1.17)	(0.95)	(0.23)	(0.77)	(1.00)
Year Ended 12/31/2017	$15.40	0.25	0.57	0.82	(0.26)	(1.91)	(2.17)
Year Ended 12/31/2016	$15.33	0.26	0.54	0.80	(0.27)	(0.46)	(0.73)
Institutional 2 Class
Year Ended 12/31/2020	$13.75	0.17	(0.70)	(0.53)	(0.21)	(0.73)	(0.94)
Year Ended 12/31/2019	$12.06	0.22	3.15	3.37	(0.27)	(1.41)	(1.68)
Year Ended 12/31/2018	$14.01	0.24	(1.18)	(0.94)	(0.24)	(0.77)	(1.01)
Year Ended 12/31/2017	$15.36	0.29	0.56	0.85	(0.29)	(1.91)	(2.20)
Year Ended 12/31/2016	$15.29	0.29	0.53	0.82	(0.29)	(0.46)	(0.75)
Institutional 3 Class
Year Ended 12/31/2020	$13.92	0.19	(0.72)	(0.53)	(0.22)	(0.73)	(0.95)
Year Ended 12/31/2019	$12.19	0.26	3.16	3.42	(0.28)	(1.41)	(1.69)
Year Ended 12/31/2018	$14.15	0.25	(1.19)	(0.94)	(0.25)	(0.77)	(1.02)
Year Ended 12/31/2017(d)	$15.97	0.28	0.10	0.38	(0.29)	(1.91)	(2.20)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Real Estate Equity Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 12/31/2020	$12.30	(3.70%)	1.28%	1.27%(c)	1.07%	32%	$55,651
Year Ended 12/31/2019	$13.77	28.04%	1.29%	1.28%(c)	1.47%	20%	$73,522
Year Ended 12/31/2018	$12.07	(7.48%)	1.29%	1.29%(c)	1.35%	18%	$63,934
Year Ended 12/31/2017	$14.02	5.07%	1.28%	1.28%(c)	1.41%	27%	$84,557
Year Ended 12/31/2016	$15.37	4.99%	1.24%	1.24%(c)	1.43%	36%	$115,826
Advisor Class
Year Ended 12/31/2020	$12.63	(3.56%)	1.03%	1.02%(c)	1.34%	32%	$2,148
Year Ended 12/31/2019	$14.13	28.47%	1.04%	1.04%(c)	1.81%	20%	$2,005
Year Ended 12/31/2018	$12.34	(7.30%)	1.03%	1.03%(c)	1.69%	18%	$480
Year Ended 12/31/2017	$14.32	5.37%	1.04%	1.04%(c)	1.85%	27%	$539
Year Ended 12/31/2016	$15.65	5.28%	1.00%	1.00%(c)	1.86%	36%	$428
Class C
Year Ended 12/31/2020	$12.30	(4.44%)	2.03%	2.02%(c)	0.29%	32%	$2,807
Year Ended 12/31/2019	$13.76	27.11%	2.03%	2.03%(c)	0.68%	20%	$4,623
Year Ended 12/31/2018	$12.06	(8.24%)	2.04%	2.04%(c)	0.47%	18%	$4,795
Year Ended 12/31/2017	$14.02	4.28%	2.03%	2.03%(c)	0.68%	27%	$13,222
Year Ended 12/31/2016	$15.37	4.21%	1.99%	1.99%(c)	0.68%	36%	$16,965
Institutional Class
Year Ended 12/31/2020	$12.33	(3.49%)	1.04%	1.02%(c)	1.36%	32%	$157,929
Year Ended 12/31/2019	$13.81	28.38%	1.03%	1.03%(c)	1.73%	20%	$162,706
Year Ended 12/31/2018	$12.10	(7.23%)	1.04%	1.04%(c)	1.63%	18%	$136,079
Year Ended 12/31/2017	$14.05	5.32%	1.03%	1.03%(c)	1.60%	27%	$167,023
Year Ended 12/31/2016	$15.40	5.23%	0.99%	0.99%(c)	1.68%	36%	$301,531
Institutional 2 Class
Year Ended 12/31/2020	$12.28	(3.30%)	0.91%	0.90%	1.41%	32%	$920
Year Ended 12/31/2019	$13.75	28.49%	0.89%	0.89%	1.57%	20%	$1,370
Year Ended 12/31/2018	$12.06	(7.12%)	0.89%	0.89%	1.81%	18%	$7,700
Year Ended 12/31/2017	$14.01	5.48%	0.89%	0.89%	1.89%	27%	$8,368
Year Ended 12/31/2016	$15.36	5.39%	0.85%	0.85%	1.86%	36%	$8,580
Institutional 3 Class
Year Ended 12/31/2020	$12.44	(3.27%)	0.85%	0.84%	1.55%	32%	$48,451
Year Ended 12/31/2019	$13.92	28.58%	0.84%	0.84%	1.84%	20%	$44,827
Year Ended 12/31/2018	$12.19	(7.07%)	0.85%	0.85%	1.88%	18%	$59,640
Year Ended 12/31/2017(d)	$14.15	2.38%	0.84%(e)	0.84%(e)	2.13%(e)	27%	$66,446
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Real Estate Equity Fund | Annual Report 2020	17

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class R
Year Ended 12/31/2020	$13.75	0.10	(0.70)	(0.60)	(0.13)	(0.73)	(0.86)
Year Ended 12/31/2019	$12.05	0.16	3.13	3.29	(0.18)	(1.41)	(1.59)
Year Ended 12/31/2018	$14.01	0.15	(1.18)	(1.03)	(0.16)	(0.77)	(0.93)
Year Ended 12/31/2017	$15.36	0.19	0.56	0.75	(0.19)	(1.91)	(2.10)
Year Ended 12/31/2016	$15.29	0.19	0.53	0.72	(0.19)	(0.46)	(0.65)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(e)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Real Estate Equity Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class R
Year Ended 12/31/2020	$12.29	(3.90%)	1.53%	1.52%(c)	0.78%	32%	$2,282
Year Ended 12/31/2019	$13.75	27.77%	1.53%	1.53%(c)	1.10%	20%	$3,726
Year Ended 12/31/2018	$12.05	(7.78%)	1.54%	1.54%(c)	1.12%	18%	$5,038
Year Ended 12/31/2017	$14.01	4.81%	1.53%	1.53%(c)	1.22%	27%	$6,735
Year Ended 12/31/2016	$15.36	4.73%	1.49%	1.49%(c)	1.21%	36%	$8,557
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Real Estate Equity Fund | Annual Report 2020	19

Notes to Financial Statements
December 31, 2020
Note 1. Organization
Columbia Real Estate Equity Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus. Effective April 1, 2021, Class C shares will automatically convert to Class A shares after 8 years.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
20	Columbia Real Estate Equity Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Columbia Real Estate Equity Fund | Annual Report 2020	21

Notes to Financial Statements  (continued)
December 31, 2020
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.75% to 0.66% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2020 was 0.75% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
22	Columbia Real Estate Equity Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
For the year ended December 31, 2020, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.19
Advisor Class	0.19
Class C	0.19
Institutional Class	0.19
Institutional 2 Class	0.07
Institutional 3 Class	0.01
Class R	0.19
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended December 31, 2020, these minimum account balance fees reduced total expenses of the Fund by $940.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75% and 0.50% of the average daily net assets attributable to Class A, Class C and Class R shares of the Fund, respectively.
Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund’s average daily net assets attributable to Class A shares.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended December 31, 2020, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	24,315
Class C	—	1.00(b)	72

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Columbia Real Estate Equity Fund | Annual Report 2020	23

Notes to Financial Statements  (continued)
December 31, 2020
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	May 1, 2020 through April 30, 2021	Prior to May 1, 2020
Class A	1.26%	1.32%
Advisor Class	1.01	1.07
Class C	2.01	2.07
Institutional Class	1.01	1.07
Institutional 2 Class	0.89	0.93
Institutional 3 Class	0.83	0.88
Class R	1.51	1.57
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2020, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, distribution reclassifications and excess distributions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
2,169,488	(1,590,899)	(578,589)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2020			Year Ended December 31, 2019
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
4,036,272	15,570,343	19,606,615	4,963,299	27,991,501	32,954,800
24	Columbia Real Estate Equity Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	6,124,716	—	79,850,848
At December 31, 2020, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
189,399,379	84,606,912	(4,756,064)	79,850,848
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $85,186,610 and $91,850,917, respectively, for the year ended December 31, 2020. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2020.
Columbia Real Estate Equity Fund | Annual Report 2020	25

Notes to Financial Statements  (continued)
December 31, 2020
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2020.
Note 9. Significant risks
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
26	Columbia Real Estate Equity Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund.
Real estate sector risk
The risks associated with investments in real estate investment trusts (REITs) and other companies principally engaged in the real estate industry subject the Fund to risks similar to those of direct investments in real estate and the real estate industry in general. These include risks related to general and and local economic conditions, possible lack of availability of financing and changes in interest rates or property values. The value of such investments may be affected by, among other factors, changes in the value of the underlying properties owned by the issuer, changes in the prospect of earnings and/or cash flow growth of the investment, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory occurrences affecting the real estate industry, including REITs.
REITs depend upon specialized management skills, may have limited financial resources, may have less trading volume in their securities, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for favorable tax treatment. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended.
Shareholder concentration risk
At December 31, 2020, one unaffiliated shareholder of record owned 21.8% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 29.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Columbia Real Estate Equity Fund | Annual Report 2020	27

Notes to Financial Statements  (continued)
December 31, 2020
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
28	Columbia Real Estate Equity Fund | Annual Report 2020

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Real Estate Equity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Real Estate Equity Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 19, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Real Estate Equity Fund | Annual Report 2020	29

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2020. Shareholders will be notified in early 2021 of the amounts for use in preparing 2020 income tax returns.
Section 199A dividends	Capital gain dividend
79.12%	$18,244,406
Section 199A dividends. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents Section 199A dividends potentially eligible for a 20% deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	175	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
30	Columbia Real Estate Equity Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	175	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney at Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	175	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	173	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	173	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	173	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Columbia Real Estate Equity Fund | Annual Report 2020	31

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	175	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	175	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II and CFVST II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	173	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	173
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	173	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
32	Columbia Real Estate Equity Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Co-Chair since 2021; Chair of CFST, CFST II and CFVST II since 2020; Trustee of CFST, CFSTII and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	175	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	175	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	175	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
Columbia Real Estate Equity Fund | Annual Report 2020	33

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	173	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	175	Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFSTI), Columbia Funds Series Trust II (CFSTII), Columbia ETF Trust I, Columbia ETF Trust II, Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees, effective January 1, 2021.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007	175	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the President and Principal Executive Officer of the Columbia Funds (since 2015).
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
34	Columbia Real Estate Equity Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Trusts as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is the President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, Columbia ETF Trust I and Columbia ETF Trust II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 225 Franklin Street Boston, MA 02110 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for Columbia ETF Trust I and Columbia ETF Trust II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 225 Franklin Street Boston, MA 02110 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Columbia Real Estate Equity Fund | Annual Report 2020	35

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Results of Meeting of Shareholders
At a Joint Special Meeting of Shareholders held on December 22, 2020, shareholders of Columbia Funds Series Trust I elected each of the seventeen nominees for the trustees to the Board of Trustees of Columbia Funds Series Trust I, each to hold office until he or she dies, retires, resigns or is removed or, if sooner, until the election and qualification of his or her successor, as follows:
Trustee	Votes for	Votes withheld	Abstentions
George S. Batejan	86,127,701,985	836,188,991	0
Kathleen Blatz	86,243,229,991	720,660,985	0
Pamela G. Carlton	86,264,105,441	699,785,535	0
Janet Langford Carrig	86,054,199,101	909,691,875	0
J. Kevin Connaughton	86,079,927,846	883,963,131	0
Olive M. Darragh	86,229,808,655	734,082,321	0
Patricia M. Flynn	86,198,477,183	765,413,793	0
Brian J. Gallagher	86,107,199,569	856,691,407	0
Douglas A. Hacker	85,856,681,960	1,107,209,016	0
Nancy T. Lukitsh	86,082,583,872	881,307,104	0
David M. Moffett	85,916,196,449	1,047,694,527	0
Catherine James Paglia	86,220,544,249	743,346,727	0
Anthony M. Santomero	86,032,441,166	931,449,811	0
Minor M. Shaw	86,027,511,771	936,379,205	0
Natalie A. Trunow	86,222,277,961	741,613,015	0
Sandra Yeager	86,214,429,708	749,461,268	0
Christopher O. Petersen	86,067,188,679	896,702,297	0
36	Columbia Real Estate Equity Fund | Annual Report 2020

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Real Estate Equity Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2021 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN212_12_L01_(02/21)

Item 2. Code of Ethics.

(a)The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)During the period covered by this report, there were not any amendments to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item.

(c)During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party that relates to one or more of the items set forth in paragraph (b) of this Item.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that David M. Moffett, Brian J. Gallagher, J. Kevin Connaughton, and Sandra L. Yeager, each of whom are members of the registrant's Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Moffett, Mr. Gallagher, Mr. Connaughton, and Ms. Yeager are each independent trustees, as defined in paragraph (a)(2) of this item's instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the one series of the registrant whose report to stockholders are included in this annual filing.

(a)Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2020 and December 31,

2019 are approximately as follows:

20202019

$29,500               $29,000

Audit Fees include amounts related to the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2020 and December 31, 2019 are approximately as follows:

2020	2019
$0	$0

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above.

During the fiscal years ended December 31, 2020 and December 31, 2019, there were no Audit-Related Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c)Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2020 and December 31, 2019 are approximately as follows:

2020	2019
$0	$7,100

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended December 31, 2020 and December 31, 2019, there were no Tax Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d)All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31,

2020 and December 31, 2019 are approximately as follows:

2020	2019
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended December 31, 2020 and December 31, 2019 are approximately as follows:

20202019

$225,000            $225,000

In fiscal years 2020 and 2019, All Other Fees primarily consists of fees billed for internal control examinations of the registrant's transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant's Audit Committee is required to pre-approve the engagement of the registrant's independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the "Adviser") or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a "Control Affiliate") if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the "Policy"). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant's independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant ("Fund Services"); (ii) non-audit services to the registrant's Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund ("Fund-related Adviser Services"); and (iii) certain other audit and non-audit services to the registrant's Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund's independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC's rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre- designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre- approval decisions to the Audit Committee at its next regular meeting. The Audit Committee's responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund's Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre- approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre- approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund's Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) None, or 0%, of the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund or affiliated entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

(f)Not applicable.

(g)The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2020 and December 31, 2019 are approximately as follows:

20202019

$225,000              $232,100

(h)The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)The registrant's "Schedule I – Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11. Controls and Procedures.

(a)The registrant's principal executive officer and principal financial officer, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)There was no change in the registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected,

or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b)Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940(17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(registrant)	Columbia Funds Series Trust I
By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer
Date	February 19, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer
Date	February 19, 2021
By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer, Principal Financial Officer
and Senior Vice President
Date	February 19, 2021
By (Signature and Title)	/s/ Joseph Beranek
Joseph Beranek, Treasurer, Chief Accounting Officer and Principal
Financial Officer
Date	February 19, 2021